Fees Summary	Apr. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,488,000
Previously Paid Amount	0
Total Fee Amount	61,161.61
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering. The maximum aggregate offering price of that offering is $399,488,000.
Net Fee	$ 61,161.61
Narrative - Max Aggregate Offering Price	$ 399,488,000
Final Prospectus	true